Xtant™ Medical Announces Changes to Its Executive Management and Board of Directors

BELGRADE, Mont., June 16, 2016 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development of regenerative medicine products and medical devices, today announced the appointment of Paul Buckman, Eric Timko, and Rudy Mazzocchi to its Board of Directors. The Company also announced the resignation of Directors Jon Wickwire and David Goodman. The above changes will be effective as of July 2, 2016.

Paul Buckman has more than 30 years of experience as a business leader and executive in the medical device and medical technology industries, holding positions at SentreHEART, Pathway Medical Technologies, St. Jude Medical, Ev3, Scimed/Boston Scientific, and others. He has also served on the Board of Directors for businesses including SentreHEART, Sunshine Heart, Devax, Velocimed, EndiCor, Microvena, Micro Therapeutics, Ev3 and has served as the Chief Executive Officer for Conventus Orthopaedics since 2013.

Eric Timko has over 25 years in the medical industry, most recently serving as CEO of Blue Belt Technologies, a company that was acquired by Smith & Nephew earlier this year. Prior to joining Blue Belt, Mr. Timko was the President and CEO of NeuroVasx, Inc., a Minneapolis-based company developing a unique therapeutic device to treat hemorrhagic stroke. Previously, he served as President of Carl Zeiss Surgical, Inc., and as Vice President of Siemens Medical Systems, Inc. Mr. Timko possesses a proven track record in building an effective and profitable sales and distribution organization and he brings vast experience in medical technologies at both the start-up and commercial stages.

Rudy Mazzocchi brings 27 years of senior management, intellectual property management and financing experience in the medical technology industry. He has founded and led five early-stage medical device companies from development through successful acquisitions in fields ranging from cardiology to neurosurgery. He has served as Chief Executive Officer of ELENZA, Inc., a company developing the world’s first electronic “AutoFocal” Intraocular Lens, since 2010, and concurrently serves as Executive Chairman of Establishment Labs, a developer and manufacturer of aesthetics and plastic surgery implantable devices. Mr. Mazzocchi was formerly President and Chief Executive Officer of NovaVision, Inc., and served as Managing Director of Accuitive Medical Ventures, an early stage venture capital fund. Mr. Mazzocchi also served as President and Chief Executive Officer of Image-Guided NEUROLOGICS, seeing it through an acquisition by Medtronic, Inc. in 2005. Prior to that, he founded Microvena, eventually known as the publiccompany, Ev3, which was acquired by Covidien in 2010. Most recently, Mr. Mazzocchi served as Executive Chairman of Vascular Pathways, Inc. and led its acquisition by C.R. Bard in July 2015.

“I am excited to announce the addition of these highly qualified individuals to our board of directors, with each bringing extensive medical device management experience to the organization,” said Dan Goldberger, CEO of Xtant Medical. “I would also like to express my sincere gratitude to Mr. Wickwire and Dr. Goodman for their service to the Board and Xtant Medical; their strategic advisement helped guide the Company through significant growth and change.”

The Company also announced that Dr. David Kirschman has resigned from his position as Executive Vice President and Chief Scientific Officer of Xtant Medical, in order to concentrate on his continuing role as an Xtant board member.

“Dan Goldberger and the Xtant management team have earned my confidence and I feel that under his continued leadership, combined with that of our senior management team, Xtant will continue to build upon its success,” stated Dr. Kirschman, Director.

As the founder of X-spine Systems, Inc., and major shareholder of Xtant Medical, Dr. Kirschman remains highly committed to the company, its employees and its customers. Through his role as a director, he will continue to positively influence the Company at the highest level of strategy and governance. This transition will also allow Dr. Kirschman to pursue outside personal and professional interests. This change will also take effect on July 2, 2016.

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT:XTNT) develops, manufactures and markets class-leading regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “continue,” “efforts,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “strategy,” “will,” “goal,” “target,” “prospects,” “potential,” “optimistic,” “confident,” “likely,” “probable” or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: our ability to integrate the acquisition of X-spine Systems, Inc. and any other business combinations or acquisitions successfully; our ability to remain listed on the NYSE MKT; our ability to obtain financing on reasonable terms; our ability to increase revenue; our ability to comply with the covenants in our credit facility; our ability to maintain sufficient liquidity to fund our operations; the ability of our sales force to achieve expected results; our ability to remain competitive; government regulations; our ability to innovate and develop new products; our ability to obtain donor cadavers for our products; our ability to engage and retain qualified technical personnel and members of our management team; the availability of our facilities; government and thirdparty coverage and reimbursement for our products; our ability to obtain regulatory approvals; our ability to successfully integrate recent and future business combinations or acquisitions; our ability to use our net operating loss carry-forwards to offset future taxable income; our ability to deduct all or a portion of the interest payments on the notes for U.S. federal income tax purposes; our ability to service our debt; product liability claims and other litigation to which we may be subjected; product recalls and defects; timing and results of clinical studies; our ability to obtain and protect our intellectual property and proprietary rights; infringement and ownership of intellectual property; our ability to remain accredited with the American Association of Tissue Banks; influence by our management; our ability to pay dividends; our ability to issue preferred stock; and other factors.

Additional risk factors are listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Contact

CGCAPITAL

Rich Cockrell

877.889.1972

xtant@cg.capital

Company Contact

Xtant Medical

Molly Mason

mmason@xtantmedical.com